UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 28, 2016 (July 26, 2016)
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ASCENT SOLAR TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-32919	20-3672603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Grant Street Thornton, Colorado		80241
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (720) 872-5000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Series I Convertible Preferred Stock Financing.

On July 26, 2016, Ascent Solar Technologies, Inc. (the “Company”) entered into a securities purchase agreement with one accredited investor for the private placement of $536,000 of the Company’s newly designated Series I Convertible Preferred Stock (“Series I Preferred Stock”).

At closing, the Company issued a total of 536 shares of Series I Preferred Stock to the investor in exchange for the cancellation of an outstanding $500,000 promissory note (plus accrued interest) of the Company held by the investor.

There are no registration rights which are applicable to the Series I Preferred Stock.

Terms of the Series I Preferred Stock

The Company has filed a Certificate of Designations of Preferences, Rights and Limitations of Series I Preferred Stock (“Certificate of Designation”) with the Secretary of State of the State of Delaware.

Rank

The Certificate of Designation provides that the Series I Preferred Stock ranks senior to the common stock with respect to dividends and rights upon liquidation.

Voting Rights

Except as otherwise required by law (or with respect to approval of certain actions), the Series I Preferred Stock will not have voting rights.

Dividends

Holders of the Series I Preferred Stock will be entitled to dividends in the amount of 10.00% per annum, payable when, as and if declared by the Board of Directors in its discretion.

Conversion Rights

Shares of the Series I Preferred Stock (including the amount of any accrued and unpaid dividends thereon) will be convertible at the option of the holder into common stock at a fixed conversion price of $0.03 per share.

Redemption

One year after issuance, the Company is required to redeem for cash all or any portion of the outstanding shares of the Series I Preferred Stock at a price per share equal to $1,000 plus any accrued but unpaid dividends thereon.

Liquidation Value

Upon our liquidation, dissolution or winding up, holders of Series I Preferred Stock will be entitled to be paid out of our assets, prior to the holders of our common stock, an amount equal to $1,000 per share plus any accrued but unpaid dividends thereon.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Series I Preferred Stock is being offered and sold to accredited investors in reliance upon exemptions from the registration requirements under Section 4(a)(2) under the Securities Act of 1933, as amended (“Securities Act”), and Rule 506 of Regulation D promulgated thereunder.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit Number	Description

	3.1	Series I Certificate of Designations (attached as Exhibit 2 to Exhibit 10.1 below and incorporated herein by reference
	10.1	Series I Securities Purchase Agreement dated July 26, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

July 28, 2016	By:	/s/ Victor Lee
Name: Victor Lee
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Series I Certificate of Designations (attached as Exhibit 2 to Exhibit 10.1 below and incorporated herein by reference
10.1	Series I Securities Purchase Agreement dated July 26, 2016